ABC SATELLITE SERVICES 125 West End Avenue New York, NY 10023-6390 (212) 456-5801 Fax (212) 456-5807

# Satellite Service Agreement

This document, when signed by Business TalkRadio.Net having its principal office at 1490 Dayton Avenue, Greenwich, CT 06830, ("Licensee") and ABC Radio Networks, Inc. ("ABC"), will constitute a fully binding Agreement (the "Agreement") on the following terms and conditions:

## 1. Grant of Rights

a) ABC Radio Networks, Inc. ("ABC") hereby grants Licensee a license to use satellite transmission time on AMC-8 Transponder 23 in connection with the production and transmission of "Business Talk Radio" (the "Program" or "Programs"). ABC will provide one (1) mono 96 kilobit satellite channel to the licensee on consecutive Sunday through Saturday, from 12:00 AM ET time to 11:59 PM ET, only for the purposes described above. Programs will be originally assigned to SS 05L / BTR (Right Channel). ABC reserves the right to change your satellite channel assignment, in the event ABC deems it necessary to do so, with a minimum of (4) four weeks notification to Licensee.

b) This Agreement is conditioned upon the completion by the Licensee of ABC's credit application and approval thereof by ABC.

c) Upon request and approval, the Licensee will be billed the going rate for any additional expenses incurred during the length of the contract that are not expressly defined above. This includes and is not limited to appropriate fees for additional satellite time, backhaul, tape playback, labor, materials, and installation of equipment.

## 2. Compensation

a) In consideration of the rights granted herein, during the term of this Agreement, Licensee will pay ABC the following fees for satellite service: $7,000 per month.

b) There shall be a four percent (4%) fee increase per year of this Agreement.

c) Licensee will pay in advance for the services rendered to it by ABC. All bills will be payable by Licensee within fifteen (15) days of receipt of invoice. Checks are to be made payable to ABC Radio Network, Inc., Attn: Finance Dept., 13725 Montfort Drive, Dallas, TX 75240, or to such other address as ABC shall designate.

d) Should ABC require access to the channel allocations in the foregoing for part-time use to other ABC clients and the Licensee agrees to such a request by ABC, a credit for each hour granted ABC shall be applied to the monthly invoice. Said credit shall be equivalent to the hourly charges indicated above.

e) All rates quoted do not include any applicable sales, use, value added, excise taxes or any FCC mandated universal service charges that may be imposed on the services and facilities being provided hereunder at any time by any government agency. Such taxes or fees, if applicable, will be billed separately as additions to the quoted price.

**3. Term**

a) The term of this Agreement will be for the period commencing May 1, 2004, through and including April 30, 2009.

b) This Agreement may be terminated by either party without penalty, on written notice to the other party, if one of the following acts occur: (i) one party, breaches, refuses or for any reason fails to perform any of its material obligations herein, or fails to comply with any of the material covenants, warranties, representations, indemnities or other obligations herein, and (ii) such act is not cured within five (5) business days of written notice.

c) ABC maintains the right to pro-rate the Licensee on any remaining balances owed due to termination of this Agreement.

d) In the event of termination for any reason of ABC's Agreement described in subparagraph 7(c) herein below, this Agreement shall be deemed terminated on the effective date of termination of the ABC Agreement.

**4. Warranties and Representations**

Licensee represents and warrants that it has the legal right and power to make and enter into this Agreement and that there are no contracts or Agreements, expressed or implied, between Licensee, its parent company, subsidiaries, or any other parties which will prevent Licensee from fulfilling all of its obligations hereunder. Licensee warrants that all of its activities hereunder will conform to applicable FCC regulations and that the feeds and land line connections will meet ABC's technical requirements. Licensee further warrants that it has acquired all necessary underlying rights for the transmission of the Programs and that its Programs, and the satellite transmission thereof by ABC, will not violate any third party's rights.

**5. Sublicense**

Licensee may not sublicense the satellite transmission time to any other party at any time for any purpose whatsoever.

6. **Indemnity**

Licensee agrees to protect, defend and indemnify ABC, its officers, directors, agents and employees against any and all liability, loss and expense, including reasonable attorneys' fees arising from any claim or litigation involving any breach by Licensee of this Agreement or any of Licensee's representations or warranties set forth herein, or arising from any violation or infringement of rights resulting from the transmission hereunder of any programs or materials furnished by

Licensee, including but not limited to claims for libel, defamation, invasion of privacy, right of publicity, copyright infringement, and trademark infringement.

7. **General**

a) Neither Licensee nor ABC may assign this Agreement without the prior written consent of the other, except that ABC may assign, delegate, license or sublicense its rights hereunder, in whole or in part, to any entity controlling ABC, controlled by ABC, or under common control with ABC, or to any entity acquiring a substantial portion of ABC's radio business.

b) Licensee agrees that ABC shall not incur any liability hereunder because of the unavailability of the satellite transmission time due to an act of God, a failure of technical or mechanical facilities, inability to transmit signal on the uplink, delay in the launch, destruction in the launch or failure to launch AMC-8 satellite or any other satellite used in connection with the production and transmission of the programs, failure or delay of transmission of Programs, labor disputes, government action, strikes, lockouts or any industrial action, flood, fire explosion, accident, riot or any other cause beyond ABC's control. Further, Licensee agrees that ABC shall not incur any liability for the production, distribution or reception of Programs broadcast from the satellite for affiliates or customers of Licensee.

c) Licensee agrees that if, for any reason, it ceases operation or any application is made to the Federal Communications Commission pertaining to any assignment or transfer or control of its license or interest therein, Licensee will immediately notify ABC, in writing, and ABC, at its discretion, shall have the right to terminate this Agreement.

d) All notices to be given hereunder shall be given personally or prepaid and mailed to Licensee at the address designated herein on the first

page of this Agreement or any other address designated by either party hereto, in writing, in accordance herewith. Any notice given by mail shall be deemed to be given on the day it is mailed.

e) Nothing contained herein shall be deemed to constitute a partnership, agency or joint venture between the parties. Licensee's relationship to ABC shall be that of an independent contractor. In accordance herewith, Licensee agrees that any and all contracts of employment of personnel furnished, with respect to the satellite transmission time hereunder, shall be made by Licensee, as principal, and that there will be no liability whatsoever on ABC's part, with respect to such contracts or personnel.

f) Licensee shall comply with all applicable tariffs. Licensee is subject to all applicable terms and conditions of ABC's Agreement with the satellite carrier covering AMC-8, Transponder 23.

g) Licensee shall not use the terms "ABC", "ABC Radio", "ABC Radio Network", or "ABC Talk Radio Weekend", or any other ABC trademark or identification with ABC, in any marketing, advertisement, press release, trade article, video or audio interview, or sound bite, without the expressed written consent of ABC.

h) This Agreement is subject to all federal, state and municipal laws and regulations now or hereafter in force, and shall be governed and construed in accordance with the laws of the State of New York, and shall not be exchanged, modified or discharged in whole or in part, except by an instrument duly signed by Licensee and ABC. No waiver by either of the parties of the breach of any term or provision of this Agreement will be construed as a waiver or any preceding or subsequent breach of the same or any other provision.

i) This Agreement comprises our entire Agreement, with respect to this subject matter and shall supersede all other prior written or oral Agreements.

j) This long-term service Agreement has been negotiated individually by the parties in order to be tailored in such a way so as to meet the specialized needs and requirements of each party. ABC, Inc. does not intend to act in the capacity of a common carrier in offering the services, which are subject to this negotiated Agreement, and does not purport to hold out the offering of such services on an indiscriminate basis.

k) If the foregoing is in accordance with Licensee's full understanding, please indicate Licensee's consent to these terms and conditions by signing in the space provided below. Each party represents that this Agreement is being executed by its duly authorized representative, who is authorized to bind the entity on whose behalf it is signing.

Very truly yours,

ABC RADIO NETWORKS, INC.

By: Christine Ianuzzi

Christine Ianuzzi

Vice President, Broadcasting Technology and Engineering

Date: 4/9/04

Accepted and Agreed,

BUSINESS TALKRADIO.NET

By: Jeff Weber

Print Name: Jeff Weber

Title: Executive Vice-President

Date: March 26, 2004

**FIRST AMENDMENT TO THE SATELLITE SERVICE AGREEMENT**

Reference is made to the Satellite Service Agreement between Business TalkRadio.Net ("Licensee") and ABC Radio Networks, Inc. ("ABC") (the "Agreement"), dated May 1, 2004. For good and valuable consideration, the parties agree to amend the Agreement as follows, effective May 1, 2005:

1. Paragraph 1(a) shall be deleted and replaced with the following:

a) ABC Radio Networks, Inc. ("ABC") hereby grants Licensee a license to use satellite transmission time on AMC-8 Transponder 23 in connection with the production and transmission of "Business Talk Radio" (the "First 96K Programs"). ABC will provide one (1) mono 96 kilobit satellite channel to the licensee on consecutive Sundays through Saturdays, from 12:00 AM ET to 11:59 PM ET, on a fulltime basis, only for the purposes described above. Programs will be originally assigned to SS 05L / BTR (Right Channel). ABC reserves the right to change your satellite channel assignment, in the event ABC deems it necessary to do so, with a minimum of (4) four weeks notification to Licensee.

Additionally, ABC hereby grants Licensee a license to use satellite transmission time on AMC-8 Transponder 23 in connection with the production and transmission of "Lifestyle TalkRadio Network" (the "Second 96K Programs"). ABC will provide one (1) mono 96 kilobit satellite channel to the licensee on consecutive Sundays through Saturdays, from 12:00 AM ET to 11:59 PM ET, on a fulltime basis, only for the purposes described above. Programs will be originally assigned to TLKAM1 / SS 17R, (Left Channel). ABC reserves the right to change the aforementioned satellite channel assignment, in the event ABC deems it necessary to do so, with a minimum of (4) four weeks notification to Licensee.

Additionally, effective June 1, 2005 through and including August 31, 2005, ABC hereby grants Licensee a license to use, at no charge, satellite transmission time on AMC-8 Transponder 23 in connection with the production and transmission of "News You Care About" (the "Barter Program"). ABC will provide one (1) mono 96 kilobit satellite channel to the licensee on consecutive Monday through Friday, from 7:30 AM ET to 7:45 AM ET, only for the purposes described above. Programs will be originally assigned to SAT SRVS 04, (Right Channel). ABC reserves the right to change your satellite channel assignment, in the event ABC deems it necessary to do so, with a minimum of (4) four weeks notification to Licensee.

2. Paragraph 2(a) shall be deleted and replaced with the following:

a) In consideration of the rights granted herein, during the term of this Agreement, Licensee will pay ABC the following fees for satellite service:

i. $7,280 per month for satellite service provided in connection with the First 96K Programs;

ii. Effective June 1, 2005, $6,000 per month for satellite service provided in connection with the Second 96K Programs.

3. Except as expressly provided herein, all of the terms, covenants and conditions of the Agreement, shall remain and continue unmodified, in full force and effect and binding on the parties.

If the foregoing is in accordance with Licensee's full understanding, please indicate Licensee's consent to these terms and conditions by signing in the space provided below.

Very truly yours,

ABC RADIO NETWORKS, INC.

By: Christine Ianuzzi
Christine Ianuzzi
Vice President, Broadcasting Technology and Engineering

Date: 5/10/05

Accepted and Agreed,

BUSINESS TALKRADIO.NET

By: Jeff Weber
Jeff Weber
Executive Vice President

Date: April 28, 2005

**SECOND AMENDMENT TO THE SATELLITE SERVICE AGREEMENT**

Reference is made to the Satellite Service Agreement between Business TalkRadio.Net ("Licensee") and ABC Radio Networks, Inc. ("ABC") (the "Agreement"), commencing May 1, 2004. For good and valuable consideration, the parties agree to amend the Agreement as follows, effective June 1, 2005:

1. Paragraph 1(a) shall be deleted and replaced with the following:

a) ABC Radio Networks, Inc. ("ABC") hereby grants Licensee a license to use satellite transmission time on AMC-8 Transponder 23 in connection with the production and transmission of "Business Talk Radio" (the 'First 96K Programs"). ABC will provide one (1) mono 96 kilobit satellite channel to the licensee on consecutive Sundays through Saturdays, from 12:00 AM ET to 11:59 PM ET, on a fulltime basis, only for the purposes described above. Programs will be originally assigned to SS O5L / BTR (Right Channel). ABC reserves the right to change your satellite channel assignment, in the event ABC deems it necessary to do so, with a minimum of (4) four weeks notification to Licensee.

Additionally, ABC hereby grants Licensee a license to use satellite transmission time on AMC-8 Transponder 23 in connection with the production and transmission of "Lifestyle TalkRadio Network" (the "Second 96K Programs"). ABC will provide one (1) mono 96 kilobit satellite channel to the licensee on consecutive Sundays through Saturdays, from 12:00 AM ET to 11:59 PM ET, on a fulltime basis, only for the purposes described above. Programs will be originally assigned to TLKAM1 / SS 17R, (Left Channel). ABC reserves the right to change the aforementioned satellite channel assignment, in the event ABC deems it necessary to do so, with a minimum of (4) four weeks notification to Licensee.

Additionally, effective September 1, 2005 through and including February 28, 2007, ABC hereby grants Licensee a license to use satellite transmission time on AMC-8 Transponder 23 in connection with the production and transmission of "DayNet" (the "First 64K Programs"). ABC will provide one (1) mono 64 kilobit satellite channel to the licensee on consecutive Sundays through Saturdays, from 12:00 AM ET to 11:59 PM ET, on a fulltime basis, only for the purposes described above. Programs will be originally assigned to SS 16L / DayNet, (Right Channel). ABC reserves the right to change your satellite channel assignment, in the event ABC deems it necessary to do so, with a minimum of (4) four weeks notification to Licensee.

2. Paragraph 2(a) shall be deleted and replaced with the following:

a) In consideration of the rights granted herein, during the term of this Agreement, Licensee will pay ABC the following fees for satellite service:

i. $7,280 per month for satellite service provided in connection with the First 96K Programs;

ii. Effective June 1, 2005, $6,000 per month for satellite service provided in connection with the Second 96K Programs.

iii. From September 1, 2005, to February 27, 2006, $5,225 per month for satellite service provided in connection with the First 64K Programs.

3. Except as expressly provided herein, all of the terms, covenants and conditions of the Agreement, shall remain and continue unmodified, in full force and effect and binding on the parties.

If the foregoing is in accordance with Licensee's full understanding, please indicate Licensee's consent to these terms and conditions by signing in the space provided below.

Very truly yours,

ABC RADIO NETWORKS, INC.

By: Christine Ianuzzi

Christine Ianuzzi
Vice President, Broadcasting Technology and Engineering

Date: 9-16-05

Accepted and Agreed,

BUSINESS TALKRADIO.NET

By: Jeff Weber

Jeff Weber
Executive Vice President

Date: Sept 13, 2003

**THIRD AMENDMENT TO THE SATELLITE SERVICE AGREEMENT**

Reference is made to the Satellite Service Agreement between Business TalkRadio.Net ("Licensee") and ABC Radio Networks, Inc. ("ABC") (the "Agreement"), dated May 1, 2004. For good and valuable consideration, the parties agree to amend the Agreement as follows, effective June 1, 2005:

1. Paragraph 1(a) shall be deleted and replaced with the following:

a) ABC Radio Networks, Inc. ("ABC") hereby grants Licensee a license to use satellite transmission time on AMC-8 Transponder 23 in connection with the production and transmission of "Business Talk Radio" (the "First 96K Programs"). ABC will provide one (1) mono 96 kilobit satellite channel to the licensee on consecutive Sundays through Saturdays, from 12:00 AM ET to 11:59 PM ET, on a fulltime basis, only for the purposes described above. Programs will be originally assigned to SS O5L / BTR (Right Channel). ABC reserves the right to change your satellite channel assignment, in the event ABC deems it necessary to do so, with a minimum of (4) four weeks notification to Licensee.

Additionally, ABC hereby grants Licensee a license to use satellite transmission time on AMC-8 Transponder 23 in connection with the production and transmission of "Lifestyle TalkRadio Network" (the "Second 96K Programs"). ABC will provide one (1) mono 96 kilobit satellite channel to the licensee on consecutive Sundays through Saturdays, from 12:00 AM ET to 11:59 PM ET, on a fulltime basis, only for the purposes described above. Programs will be originally assigned to TLKAM1 / SS 17R, (Left Channel). ABC reserves the right to change the aforementioned satellite channel assignment, in the event ABC deems it necessary to do so, with a minimum of (4) four weeks notification to Licensee.

Additionally, effective June 1, 2005 through and including August 31, 2005, ABC hereby grants Licensee a license to use satellite transmission time on AMC-8 Transponder 23 in connection with the production and transmission of "DayNet" (the "Third 96K Programs") ABC will provide one (1) mono 96 kilobit satellite channel to the licensee on consecutive Sundays through Saturdays, from 12:00 AM ET to 11:59 PM ET, on a fulltime basis, only for the purposes described above. Programs will be originally assigned to SS 16L / DayNet, (Right Channel). ABC reserves the right to change your satellite channel assignment, in the event ABC deems it necessary to do so, with a minimum of (4) four weeks notification.

Additionally, effective June 1, 2005 through and including August 31, 2005, ABC hereby grants Licensee a license to use, at no charge, satellite transmission time on AMC-8 Transponder 23 in connection with the production and transmission of "News You Care About" (the "Barter Program"). ABC will provide one (1) mono 96 kilobit satellite channel to the licensee on consecutive Monday through Friday, from 7:30 AM ET to 7:45 AM ET, only for the purposes described above. Programs will be originally assigned to SAT SRVS 04, (Right Channel). ABC reserves the right to change your satellite channel assignment, in the event ABC deems it necessary to do so, with a minimum of (4) four weeks notification to Licensee.

2. Paragraph 2(a) shall be deleted and replaced with the following:

a) In consideration of the rights granted herein, during the term of this Agreement, Licensee will pay ABC the following fees for satellite service:

i. $7,280 per month for satellite service provided in connection with the First 96K Programs;

ii. Effective June 1, 2005, $6,000 per month for satellite service provided in connection with the Second 96K Programs.

iii. From June 1, 2005 to August 31, 2005, $5,500 per month for satellite service provided in connection with the Third 96K Programs.

3. Paragraph 3(e) shall be added as follows:

e) Licensee may terminate only the satellite service provided in connection with the Third 96K Programs effective August 1, 2005, upon Thirty (30) day prior written notification. If no such notice is received by August 1, 2005, the agreement will remain in full force and effect until August 31, 2005.

4. Except as expressly provided herein, all of the terms, covenants and conditions of the Agreement, shall remain and continue unmodified, in full force and effect and binding on the parties.

If the foregoing is in accordance with Licensee's full understanding, please indicate Licensee's consent to these terms and conditions by signing in the space provided below.

Very truly yours,

ABC RADIO NETWORKS, INC.

By: Christine Ianuzzi
Christine Ianuzzi
Vice President, Broadcasting Technology and Engineering

Date: 5/13/05

Accepted and Agreed,

BUSINESS TALKRADIO.NET

By: Jeff Weber
Jeff Weber
Executive Vice President

Date: May 9, 2005

ABC SATELLITE SERVICES 125 West End Avenue New York, NY 10023-6390 (212) 456-5801 Fax (212) 456-5807

# FOURTH AMENDMENT TO THE SATELLITE SERVICE AGREEMENT

Reference is made to the Satellite Service Agreement between Business TalkRadio.Net ("Licensee") and ABC Radio Networks, Inc. LLC (successor entity is "Radio Networks, LLC", and is defined herein as "ABC" or "Licensor"), with a commencement date of May 1, 2004. For good and valuable consideration, the parties agree to amend and extend the terms of this Agreement, effective March 1, 2007.

1. Paragraph 1(a) shall be deleted and replaced with the following:

a) ABC hereby grants Licensee a license to use satellite transmission time on AMC-8 Transponder 23 in connection with the production and transmission of "Business Talk Radio" (the "First 96K Programs"). ABC will provide one (1) mono 96 kilobit satellite channel to the licensee on consecutive Sundays through Saturdays, from 12:00 AM ET to 11:59 PM ET, on a fulltime basis, only for the purposes described above. Programs will be originally assigned to SS 05L / BTR (Right Channel). ABC reserves the right to change your satellite channel assignment, in the event ABC deems it necessary to do so, with a minimum of (4) four weeks notification to Licensee.

Additionally, ABC hereby grants Licensee a license to use satellite transmission time on AMC-8 Transponder 23 in connection with the production and transmission of "Lifestyle TalkRadio Network" (the "Second 96K Programs"). ABC will provide one (1) mono 96 kilobit satellite channel to the licensee on consecutive Sundays through Saturdays, from 12:00 AM ET to 11:59 PM ET, on a fulltime basis, only for the purposes described above. Programs will be originally assigned to TLKAM1 / SS 17R, (Left Channel). ABC reserves the right to change the

aforementioned satellite channel assignment, in the event ABC deems it necessary to do so, with a minimum of (4) four weeks notification to Licensee.

Additionally, effective September 1, 2005 through and including February 29, 2008, ABC hereby grants Licensee a license to use satellite transmission time on AMC-8 Transponder 23 in connection with the production and transmission of "DayNet" (the "First 64K Programs"). ABC will provide one (1) mono 64 kilobit satellite channel to the licensee on consecutive Sundays through Saturdays, from 12:00 AM ET to 11:59 PM ET, on a fulltime basis, only for the purposes described above. Programs will be originally assigned to SS 16L / DayNet, (Right Channel). ABC reserves the right to change your satellite channel assignment, in the event ABC deems it necessary to do so, with a minimum of (4) four weeks notification to Licensee.

2. Paragraph 2(a) shall be deleted and replaced with the following:

a) In consideration of the rights granted herein, during the term of this Agreement, Licensee will pay ABC the following fees for satellite service:

iii. Effective March 1, 2007 through February 29, 2008, $5,434 per month for satellite service provided in connection with the First 64K Programs.

3. Except as expressly provided herein, all of the terms, covenants and conditions of the Agreement, shall remain and continue unmodified, in full force and effect and binding on the parties.

If the foregoing is in accordance with Licensee's full understanding, please indicate Licensee's consent to these terms and conditions by signing in the space provided below.

Very truly yours,

RADIO NETWORKS, LLC

By: Christine Ianuzzi

Christine Ianuzzi
Vice President, Broadcasting Technology and Engineering

Date: 5/3/07

Accepted and Agreed,

BUSINESS TALKRADIO.NET

By: Jeff Weber

Jeff Weber
Executive Vice President

Date: April 12, 2007

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ABC SATELLITE SERVICES 125 West End Avenue New York, NY 10023-6390 (212) 456-5801 Fax (212) 456-5807

**FOURTH AMENDMENT TO THE SATELLITE SERVICE AGREEMENT**

Reference is made to the Satellite Service Agreement between Business TalkRadio.Net ("Licensee") and ABC Radio Networks, Inc. LLC (successor entity is "Radio Networks, LLC", and is defined herein as "ABC" or "Licensor"), with a commencement date of May 1, 2004. For good and valuable consideration, the parties agree to amend and extend the terms of this Agreement, effective March 1, 2007.

1. Paragraph 1(a) shall be deleted and replaced with the following:

a) ABC hereby grants Licensee a license to use satellite transmission time on AMC-8 Transponder 23 in connection with the production and transmission of "Business Talk Radio" (the "First 96K Programs"). ABC will provide one (1) mono 96 kilobit satellite channel to the licensee on consecutive Sundays through Saturdays, from 12:00 AM ET to 11:59 PM ET, on a fulltime basis, only for the purposes described above. Programs will be originally assigned to SS 05L / BTR (Right Channel). ABC reserves the right to change your satellite channel assignment, in the event ABC deems it necessary to do so, with a minimum of (4) four weeks notification to Licensee.

Additionally, ABC hereby grants Licensee a license to use satellite transmission time on AMC-8 Transponder 23 in connection with the production and transmission of "Lifestyle TalkRadio Network" (the "Second 96K Programs"). ABC will provide one (1) mono 96 kilobit satellite channel to the licensee on consecutive Sundays through Saturdays, from 12:00 AM ET to 11:59 PM ET, on a fulltime basis, only for the purposes described above. Programs will be originally assigned to TLKAM1 / SS 17R, (Left Channel). ABC reserves the right to change the

aforementioned satellite channel assignment, in the event ABC deems it necessary to do so, with a minimum of (4) four weeks notification to Licensee.

Additionally, effective September 1, 2005 through and including February 29, 2008, ABC hereby grants Licensee a license to use satellite transmission time on AMC-8 Transponder 23 in connection with the production and transmission of "DayNet" (the "First 64K Programs"). ABC will provide one (1) mono 64 kilobit satellite channel to the licensee on consecutive Sundays through Saturdays, from 12:00 AM ET to 11:59 PM ET, on a fulltime basis, only for the purposes described above. Programs will be originally assigned to SS 16L / DayNet, (Right Channel). ABC reserves the right to change your satellite channel assignment, in the event ABC deems it necessary to do so, with a minimum of (4) four weeks notification to Licensee.

2. Paragraph 2(a) shall be deleted and replaced with the following:

a) In consideration of the rights granted herein, during the term of this Agreement, Licensee will pay ABC the following fees for satellite service:

iii. Effective March 1, 2007 through February 29, 2008, $5,434 per month for satellite service provided in connection with the First 64K Programs.

3. Except as expressly provided herein, all of the terms, covenants and conditions of the Agreement, shall remain and continue unmodified, in full force and effect and binding on the parties.

If the foregoing is in accordance with Licensee's full understanding, please indicate Licensee's consent to these terms and conditions by signing in the space provided below.

Very truly yours,

RADIO NETWORKS, LLC

By: Christine Ianuzzi

Christine Ianuzzi
Vice President, Broadcasting Technology and Engineering

Date: 5/3/07

Accepted and Agreed,

BUSINESS TALKRADIO.NET

By: Jeff Weber

Jeff Weber
Executive Vice President

Date: April 12, 2007